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                            STOCK PURCHASE AGREEMENT

                                 BY AND BETWEEN

                         ULTRAPETROL (BAHAMAS) LIMITED,
                                    as Buyer

                                       and

                            CROSSTRADE MARITIME INC.

                                       and

                            CROSSTREES MARITIME INC.,
                                   as Sellers

                           Dated as of March 20, 2006

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

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I     PURCHASE OF OWNERSHIP INTEREST.................................1

      1.1   Purchase of Ravenscroft Shares by Buyer..........................1

      1.2   Purchase Price...................................................2

      1.3   Closing..........................................................2

ARTICLE II    REPRESENTATIONS AND WARRANTIES OF SELLER.......................2

      2.1   Power and Authority..............................................2

      2.2   Authorization and Enforceability.................................2

      2.3   No Conflicts.....................................................3

      2.4   No Consents......................................................3

      2.5   Company Organization and Capitalization..........................3

      2.6   Subsidiaries.....................................................4

      2.7   Litigation; Observance of Agreements, Statutes and Orders........4

      2.8   Title to Property; Leases........................................5

      2.9   Intellectual Property............................................5

      2.10  ERISA............................................................6

      2.11  Financial Statements.............................................6

      2.12  Taxes............................................................7

      2.13  Indebtedness; Other Liabilities..................................7

      2.14  Material Contracts...............................................7

      2.15  No Material Misstatements or Omissions; Disclosure...............8

      2.16  Broker's or Finder's Fees........................................8

      2.17  Employees and Labor Relations....................................8

      2.18  Affiliate Transactions...........................................8

      2.19  Compliance with Laws.............................................8

      2.20  Environmental Matters............................................9

      2.21  Insurance........................................................9

      2.22  Minute Books.....................................................9

      2.23  Securities Law...................................................9

      2.24  Registration Under Exchange Act..................................9

ARTICLE III   REPRESENTATIONS AND WARRANTIES OF BUYER.......................10

      3.1   Representations and Warranties of Buyer.........................10

      3.2   Organization, Power and Authority...............................10

      3.3   Authorization and Enforceability................................10

      3.4   No Conflicts....................................................10

      3.5   Consents........................................................11

      3.6   Litigation; Observance of Agreements, Statutes and Orders.......11

      3.7   Investment Intent...............................................11

      3.8   Accredited Investor.............................................11

      3.9   Brokers' or Finders' Fees.......................................11

ARTICLE IV    CERTAIN COVENANTS.............................................12

      4.1   Cooperation.....................................................12

      4.2   Buyer's Access and Inspection...................................12

      4.3   Conduct of Company Business.....................................12

ARTICLE V     PUT/CALL OPTION...............................................13

      5.1   Buyer's Put Option..............................................13

      5.2   Notification....................................................13

      5.3   Exercise of Put Option..........................................14

      5.4   Conditions Precedent to Exercise of Put Option..................14

ARTICLE VI    CONDITIONS TO CLOSING.........................................15

      6.1   Conditions Precedent to Obligations of Buyer....................15

      6.2   Conditions Precedent to Obligations of Sellers..................16

ARTICLE VII   INDEMNIFICATION...............................................16

      7.1   Survival of Representations, Warranties and Indemnities.........16

      7.2   Indemnification.................................................16

      7.3   Third-Party Claims..............................................17

ARTICLE VIII  MISCELLANEOUS.................................................18

      8.1   Notices.........................................................18

      8.2   Entire Agreement................................................18

      8.3   Waivers and Amendments; Non-Contractual Remedies;
            Preservation of Remedies .......................................19

      8.4   Assignability; Binding Effect...................................19

      8.5   Governing Law; Submission to Jurisdiction Waiver of Jury Trial..19

      8.6   Counterparts....................................................20

      8.7   Further Assurances..............................................20

      8.8   Severability....................................................20

      8.9   Exhibit and Schedules...........................................20

      8.10  Captions........................................................20

      8.11  Interpretation..................................................20

      8.12  Third Parties...................................................21

      8.13  Expenses........................................................21

      8.14  Knowledge.......................................................21

      8.15  Specific Performance............................................21
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Schedules
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Schedule I        Defined Terms
Schedule 2.6      Subsidiaries
Schedule 2.9(a)   Assets
Schedule 2.9(b)   Real Property/Leaseholds
Schedule 2.13     Indebtedness; Other Liabilities
Schedule 2.14     Material Contracts
Schedule 2.17     Employees
Schedule 2.18     Transactions with Affiliates

Exhibits
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Exhibit A         Form of Note

Exhibit B         Form of Pledge

                            STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT, dated as of March 20, 2006 (this "Agreement"), by and between (i) ULTRAPETROL (BAHAMAS) LIMITED, a Bahamas corporation ("Buyer"), as buyer, (ii) CROSSTRADE MARITIME INC., a Liberian corporation ("Crosstrade"), and CROSSTREES MARITIME INC., a Liberian corporation ("Crosstrees", and together with Crosstrade, the "Sellers"), as sellers.

                               W I T N E S S E T H
                               -------------------

          WHEREAS, Crosstrade is the record and beneficial owner of 250 shares of common stock, par value $1,000 per share, of Ravenscroft Shipping (Bahamas) S.A., a Bahamas corporation ("Ravenscroft"), which represents, in the aggregate, fifty percent (50%) of the issued and outstanding capital stock in Ravenscroft (the "Crosstrade Ravenscroft Shares");

          WHEREAS, Crosstrees is the record and beneficial owner of 250 shares of common stock, par value $1,000 per share, of Ravenscroft, which represents, in the aggregate, fifty percent (50%) of the issued and outstanding capital stock in Ravenscroft (the "Crosstrees Ravenscroft Shares", and together with the Crosstrade Ravenscroft Shares, the "Ravenscroft Shares").

          WHEREAS, Sellers desire to sell and transfer to Buyer the Ravenscroft Shares, and Buyer wishes to purchase the Ravenscroft Shares, upon the terms and subject to the conditions herein contained; and

          WHEREAS, capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in Schedule I hereto.

          NOW, THEREFORE, in consideration of the mutual covenants described below and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby covenant and agree as follows:

                                   ARTICLE I

                         PURCHASE OF OWNERSHIP INTEREST

          1.1 Purchase of Ravenscroft Shares by Buyer.

          Upon the terms and subject to the conditions of this Agreement, Sellers shall, at the Closing, sell and transfer the Ravenscroft Shares to Buyer, free and clear of any and all Liens, and Buyer shall purchase the Ravenscroft Shares for the consideration provided for in Section 1.2, which shall represent, immediately after Closing and the consummation of all of the other transactions contemplated hereunder, one hundred percent (100%) of the issued and outstanding capital stock of Ravenscroft. Sellers and Buyer shall execute and deliver at the Closing all documentation reasonably necessary to effect the sale and transfer of the Ravenscroft Shares as provided for in this Agreement.

          1.2 Purchase Price.

          In consideration of the sale and transfer of the Ravenscroft Shares as set forth in Section 1.1, Buyer shall pay to Sellers the sum of Eleven Million Five Hundred Thousand United States Dollars (US$11,500,000) (the "Purchase Price"), which amount shall be payable as follows: At the Closing, Buyer shall issue to each Seller a promissory note (the "Notes") in the form attached hereto as Exhibit A, in the amount of Five Million Seven Hundred Fifty Thousand United States Dollars (US$5,750,000). Each Note shall be due and payable upon the earlier of (i) the initial public offering of the common stock of the Buyer on a recognized stock exchange (the "IPO") and (ii) September 30, 2006. The Notes shall be non-interest-bearing and shall be secured by a first-ranking pledge over, respectively, the Crosstrade Ravenscroft Shares and the Crosstrees Ravenscroft Shares, such Pledge to be substantially in the form of Exhibit B hereto.

          1.3 Closing.

          Subject to satisfaction or waiver of the conditions set forth in
Article VI, the sale and transfer of the Ravenscroft Shares shall take place on such date on or prior to March 24, 2006, as may be designated in writing on not less five (5) days' prior notice from Buyer to Sellers, at the offices of Seward & Kissel LLP, One Battery Park Plaza, New York, New York 10004, at a closing (the "Closing") at 10:00 a.m., local time, or, or such other place, time or date as the parties may mutually agree in writing (such time and date being referred to herein as the "Closing Date").

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF SELLERS

          2.1 Representations and Warranties of Sellers.

          Each Seller hereby represents and warrants as to the matters pertaining solely to itself and as to Ravenscroft, its subsidiaries, and to any other matter below, to Buyer that:

          2.2 Power and Authority.

          Each Seller has the full right, power and authority to enter into this Agreement and to transfer, convey and sell to Buyer at the Closing its respective Ravenscroft Shares. Each Seller is the sole owner of, and has good, valid, and marketable title to its respective Ravenscroft Shares, free and clear of any and all Liens and, upon consummation of the purchase contemplated hereby, Buyer will acquire from Sellers good, valid and marketable title to the Ravenscroft Shares, free and clear of all Liens.

          2.3 Authorization and Enforceability.

          The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of each Seller, and constitutes a legal, valid and binding obligation of each Seller, enforceable against each Seller in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally; and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          2.4 No Conflicts.

          Neither the execution, delivery and performance of this Agreement nor the consummation of any of the transactions contemplated hereunder will:

          (a) conflict with or result in any violation of or constitute a breach of any of the terms or provisions of, or result in the acceleration of any obligation under, or constitute a default under any provision of, the articles of incorporation or bylaws or other organizational document of either Seller or Ravenscroft, or any mortgage, bond, indenture, agreement, franchise, license, permit or other instrument or obligation to which either Seller or any Ravenscroft Entity is a party or subject or by which any of their respective assets or properties may be bound;

          (b) result in the creation of any Lien upon any of the assets or properties of either Seller or any Ravenscroft Entity; or

          (c) violate any Legal Requirement against, affecting or binding upon, Sellers or any Ravenscroft Entity or upon any of their respective assets or properties.

          2.5 No Consents.

          All consents, approvals or authorizations of, or registrations, filings or declarations with, any Governmental Authority or any other Person, if any, required in connection with the execution, delivery or performance by either Seller of this Agreement or the transactions provided for herein have been or at the Closing will have been obtained by such Seller and will be in full force and effect.

          2.6 Company Organization and Capitalization.

          (a) Ravenscroft is a corporation, duly organized, validly existing and in good standing under the laws of the Commonwealth of the Bahamas and is duly qualified to do business and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Ravenscroft has the power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact. Other than the articles of incorporation and the by-laws of Ravenscroft, there are no other agreements or documents to which Ravenscroft or either Seller is a party with respect to the governance or capitalization of Ravenscroft.

          (b) The authorized capital stock of Ravenscroft consists solely of 500 shares of common stock, par value $5,000 each. As of the date hereof and as of the Closing Date, there are and shall be 500 shares of common stock issued and outstanding and such shares shall constitute all of the issued and outstanding shares of the capital stock of Ravenscroft. All such shares have been duly authorized, validly issued and are fully paid and non-assessable. Upon consummation of the Closing, Buyer will own 100% of the issued and outstanding capital stock of Ravenscroft.

          (c) There are no outstanding obligations, warrants, options or other rights to subscribe for or purchase from Ravenscroft, or other contracts or commitments providing for the issuance of or the granting of rights to acquire, any equity interest in Ravenscroft, or any securities or other instruments convertible into or exchangeable for the foregoing.

          (d) Except for the rights of Buyer hereunder, no Person has any right of first refusal, preemptive right, subscription right or similar right with respect to any stock, securities or equity interest in Ravenscroft.

          2.7 Subsidiaries.

          (a) Exhibit 2.7 sets forth a complete and accurate organizational chart of Ravenscroft and all of its Subsidiaries, listing for each Subsidiary its name, indicating its type of entity, the jurisdiction of its incorporation or organization, and its ownership structure.

          (b) Other than the Subsidiaries, there are no other corporations, partnerships, joint ventures, associations or other entities in which Ravenscroft or any Subsidiary owns, of record or beneficially, any direct or indirect equity or other interest or any right (contingent or otherwise) to acquire the same. Neither Ravenscroft nor any Subsidiary is a member of any partnership nor is Ravenscroft or any Subsidiary a participant in any joint venture or similar arrangement.

          (c) Each Subsidiary: (i) is a corporation duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation, (ii) has all necessary power and authority to own, operate or lease the properties and assets owned, operated or leased by such Subsidiary and to carry on its business as it has been and is currently conducted by such Subsidiary, and (iii) is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary or desirable, other than those jurisdictions as to which the failure to be so licensed, qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (d) All corporate actions taken by each Subsidiary have been duly authorized and no Subsidiary has taken any action that in any respect conflicts with, constitutes a default under or results in a violation of any provision of its Certificate of Incorporation or By-laws (or similar organizational documents).

          2.8 Litigation; Observance of Agreements, Statutes and Orders.

          (a) There are no actions, investigations, demands, suits or proceedings pending or, to the Knowledge of Sellers, threatened against or affecting any Ravenscroft Entity, any officer, director or employee of any Ravenscroft Entity or any property or business of any Ravenscroft Entity, the validity of this Agreement or the rights of Sellers to enter into this Agreement or consummate the transactions contemplated hereby in any court or agency or before any arbitrator of any kind or before or by any Governmental Authority, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (b) No Ravenscroft Entity is in default under or in violation of any term of any agreement or instrument to which it is a party or by which it is bound, or any Legal Requirement, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (c) As of the date hereof and as of the Closing Date, no officer, director or employee of any Ravenscroft Entity is or will be subject to any non-competition agreement, restrictive covenant or any other agreement restricting such person's ability to work for, provide services to, or otherwise participate in such Ravenscroft Entity's business as currently contemplated.

          2.9 Title to Property; Leases.

          (a) Each Ravenscroft Entity has good and sufficient title to its respective owned personal properties, tangible and intangible, and valid, binding and enforceable leasehold interests in its leased personal properties that individually or in the aggregate are Material, in each case free and clear of Liens. All such personal property is in working condition, ordinary wear and tear excepted. Such properties constitute all of the personal properties necessary to operate such Ravenscroft Entity's business as currently conducted. All leasehold interests and agreements of each Ravenscroft Entity to such personal property are subsisting and enforceable in accordance with their terms and to the Knowledge of Sellers, there does not exist thereunder any default or event or condition which, after notice or lapse of time or both, would constitute a default thereunder or which would have a Material Adverse Effect on such Ravenscroft Entity. Schedule 2.9(a) sets forth a brief description of all of the assets of each Ravenscroft Entity having a value in excess of Ten Thousand Dollars ($10,000.00).

          (b) Each Ravenscroft Entity has good and marketable title to all of its owned real property, if any, and valid, binding and enforceable leasehold interests in its leased real property, if any, that individually or in the aggregate are Material, in each case free and clear of all Liens. Schedule 2.9(b) sets forth a description of all real property owned by any Ravenscroft Entity and any policy or contract of insurance held thereby in respect of such property. All leasehold interests and agreements of such Ravenscroft Entity to its respective real property are subsisting and to the Knowledge of Sellers, there does not exist thereunder any default or event or condition which, after notice or lapse of time or both, would constitute a default thereunder or which would have a Material Adverse Effect on such Ravenscroft Entity. Each Ravenscroft Entity enjoys peaceful and undisturbed possession under its respective leases of real property. Schedule 2.9(b) sets forth a description of all leasehold interests in real property held by each Ravenscroft Entity.

          2.10 Intellectual Property.

          No Ravenscroft Entity owns any registered trademark, copyright, logo or patent other than the registered domain name for its respective internet website. Each Ravenscroft Entity is the exclusive owner of its respective Intellectual Property free and clear of any Liens. To the Knowledge of the Sellers, the rights of each Ravenscroft Entity in the Intellectual Property it owns do not conflict with or infringe on the rights of any other Person, and the Sellers have not received any claim or written notice from any Person to such effect.

          2.11 ERISA.

          The execution and delivery of this Agreement and the consummation of the transactions hereunder will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Code and no condition exists or event or transaction has occurred in connection with any Plan maintained or contributed to by any Ravenscroft Entity or any ERISA Affiliate resulting from the failure to comply with ERISA insofar as ERISA applies thereto which is reasonably likely to result in a Ravenscroft Entity or any ERISA Affiliate incurring any liability, fine or penalty which individually or in the aggregate would have a material adverse effect on the Ravenscroft Group.

          2.12 Financial Statements.

          (a) Sellers have delivered to Buyer copies of the unaudited financial statements of the Ravenscroft Group as of March 20, 2006 (the "Financial Statements"). Such Financial Statements are accurate, correct, complete and in accordance with the books of account and records of such Ravenscroft Entity, fairly present in all material respects the financial condition and the results of operations of such Ravenscroft Entity as of the respective dates specified in such Financial Statements and the results of operations and cash flows for the respective periods so specified.

          (b) There are no Material special or non-recurring items of income or expense during the periods covered by the Financial Statements and the balance sheets included in the Financial Statements do not reflect any write-up or revaluation increasing the book value of any assets. The Financial Statements reflect all adjustments necessary for a fair presentation of the financial information contained therein in accordance with GAAP. There have been no transactions involving the businesses of any Ravenscroft Entity which properly should have been set forth in the Financial Statements and which have not been accurately so set forth.

          (c) Since March 20, 2006: (i) there has been no change in the condition (financial or otherwise), business, net worth, assets, properties, liabilities or obligations (fixed, contingent, known, unknown or otherwise) with respect to any Ravenscroft Entity which has had a Material Adverse Effect, and there has been no occurrence, circumstance or combination thereof which might reasonably be expected to result in any such Material Adverse Effect before or after the Closing Date and (ii) no Ravenscroft Entity has declared or paid any dividend, or made any distribution in respect of its outstanding equity interests, or any direct or indirect redemption, purchase or other acquisition of any kind of the equity interests of any other Person.

          2.13 Taxes.

          (a) Each Ravenscroft Entity has correctly prepared and filed all tax returns or reports that are required to have been filed in any jurisdiction, and has timely paid in full all Taxes due and payable with respect thereto and all other taxes and assessments levied upon it or its properties, assets, income or franchises or otherwise payable by it, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments: (i) the amount of which is not individually or in the aggregate Material; or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which such Ravenscroft Entity has established adequate reserves. No tax Liens have been filed with respect to any property, business or asset of any Ravenscroft Entity and no claims are being asserted with respect to any Taxes.

          (b) All Taxes required to be withheld by or on behalf of any Ravenscroft Entity in connection with amounts paid or owing to any employee, independent contractor, creditor or other Person have been withheld and such withheld Taxes have either been duly and timely paid to the proper Governmental Authorities or shown as payables on the Financial Statements except for any taxes and assessments: (i) the amount of which is not individually or in the aggregate Material; or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which such Ravenscroft Entity has established adequate reserves.

          (c) There is no Tax litigation, administrative appeal, investigation or audit pending or, to the Knowledge of Sellers, threatened against or relating to any Ravenscroft Entity.

          2.14 Indebtedness; Other Liabilities.

          Schedule 2.14 sets forth a complete and correct statement of the Indebtedness of Ravenscroft Entity as of the date hereof. No Ravenscroft Entity is in default with respect to any such Indebtedness, or any instrument or agreement relating thereto. No Ravenscroft Entity has any Indebtedness or liability, absolute or contingent, liquidated or unliquidated, whether due or to become due, which is not reflected on Schedule 2.14.

          2.15 Material Contracts.

          Schedule 2.15 sets forth a list of Material Contracts of each Ravenscroft Entity as of the date hereof. Sellers have made available to Buyer for its review a correct and complete copy of each such Material Contract. With respect to each such Material Contract: (i) such contract is legal, valid, binding, enforceable, and in full force and effect, (ii) such contract will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby, and (iii) to the Knowledge of Sellers, no party is in breach or default, and no event has occurred which with notice or lapse of time or both would constitute a breach or default, or permit termination, modification, or acceleration, under such contract.

          2.16 No Material Misstatements or Omissions; Disclosure.

          No representation or warranty of Sellers in this Agreement contains or will contain any untrue statement of a material fact nor shall such representations and warranties taken as a whole omit any statement necessary in order to make any material statement contained herein not misleading. To the Knowledge of Sellers, there is no fact that has not been disclosed hereunder to Buyer that might reasonably be expected to have or result in a Material Adverse Effect on or with respect to the Ravenscroft Group.

          2.17 Broker's or Finder's Fees.

          No broker, finder or similar agent has been employed by or on behalf of Sellers, and no person or entity with which Sellers has had any dealings or communications of any kind is entitled to any brokerage commission, finder's fee or any similar compensation, in connection with this Agreement or the transactions contemplated hereby.

          2.18 Employees and Labor Relations.

          There is no labor strike, work stoppage or slowdown, picketing, boycott, lockout or other labor dispute either pending or, to the Knowledge of Sellers, threatened, against any Ravenscroft Entity or affecting their respective business or which would in any way interfere with or impair in any Material respect the operation or the conduct of the Ravenscroft Group's business. Each Ravenscroft Entity is in compliance in all Material respects with all applicable federal, state, and local laws respecting employment, fair employment practices and fair labor standards, including, without limitation, race, age, sex, religion, color, national origin, disability and sexual orientation. Schedule 2.18 sets forth a list of all employees of each Ravenscroft Entity and includes all pension plans and other agreements benefiting such employees. No employees of any Ravenscroft Entity are subject to any employment agreement with any Ravenscroft Entity. There are no unfunded obligations of any kind including, without limitation, pension and other benefit plans in respect of any employee.

          2.19 Affiliate Transactions.

          Schedule 2.19 contains an accurate and complete listing of all contracts, leases, agreements or understandings, whether written or oral, with or on behalf of any Affiliate of any Ravenscroft Entity to which such Ravenscroft Entity is a party or is otherwise bound. None of such contracts, leases, agreements or understandings contain terms that are more favorable than terms that would be obtainable from a Person other than an Affiliate or that have been entered into by such Ravenscroft Entity other than in the ordinary course of business. Except as disclosed on Schedule 2.19, no Ravenscroft Entity has any agreement, arrangement or understanding with any of its Affiliates, the cancellation or termination of which would have a Material Adverse Effect on the Ravenscroft Group.

          2.20 Compliance with Laws.

          Each Ravenscroft Entity is in Material compliance with all Legal Requirements and no Ravenscroft Entity has received notice of any complaint or order alleging any Material non-compliance by such Ravenscroft Entity with respect to any such Legal Requirements.

          2.21 Environmental Matters.

          Sellers have no knowledge of any claim and has not received any notice of any claim, and no proceeding has been instituted raising any claim against any Ravenscroft Entity or any of their respective properties now or formerly owned, leased or operated by their or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Sellers have no knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to properties now or formerly owned, leased or operated by any Ravenscroft Entity or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. No Ravenscroft Entity has stored any Hazardous Materials on properties now or formerly owned, leased or operated by it nor has it disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect. All buildings on all real properties now owned, leased or operated by any Ravenscroft Entity are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

          2.22 Insurance.

          Sellers have delivered to Buyer true and complete copies of all policies of insurance to which a Ravenscroft Entity is a party or under which such Ravenscroft Entity is covered. All such policies are valid, outstanding and enforceable and taken together provide adequate insurance coverage for the assets and the operations of such Ravenscroft Entity for all risks normally insured against by a similarly situated person carrying on the same business as such Ravenscroft Entity. Each Ravenscroft Entity has paid all premiums due thereon, and no Ravenscroft Entity has received any notice that any insurance policy has been cancelled.

          2.23 Minute Books.

          The minutes books of each Ravenscroft Entity, as previously made available to Buyer, accurately reflect all formal corporate action of the stockholders and Board of Directors of such Ravenscroft Entity.

          2.24 Securities Law.

          In reliance on the investment representations contained in Sections
3.7 and 3.8, the offer, issuance, sale and delivery of the Ravenscroft Shares, as provided in this Agreement, are exempt from the registration requirements of the Securities Act and all applicable state securities laws, and are otherwise in compliance with such laws. Neither Ravenscroft nor any Person acting on its behalf has taken or will take any action which might subject the sale or transfer of the Ravenscroft Shares to the registration requirements of Section 5 of the Securities Act.

          2.25 Registration Under Exchange Act.

          Ravenscroft has not registered any class of its securities pursuant to
Section 12 of the Exchange Act and no such registration is required by the Exchange Act. Ravenscroft is not under any obligation to register, under the Securities Act, any of its presently outstanding securities or any securities which may hereafter be issued.

          2.26. Vessel Management

          Each Ravenscroft Entity complies (when necessary) with the requirements of the ISM Code including (but not limited to) the maintenance and renewal of valid certificates pursuant thereto, and there is no threatened or actual withdrawal of the DOC or SMC held by any Ravenscroft Entity.

                                  ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF BUYER

          3.1 Representations and Warranties of Buyer.

          Buyer hereby represents and warrants to Sellers that:

          3.2 Organization, Power and Authority.

          Buyer is a corporation duly organized, validly existing and in good standing under the laws of the Bahamas, and is duly qualified to do business and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Buyer has the power and authority to transact the business it transacts and Buyer has the power and authority to execute and deliver this Agreement and to perform the provisions hereof.

          3.3 Authorization and Enforceability.

          The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action on the part of Buyer, and constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally; and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          3.4 No Conflicts.

          Neither the execution, delivery and performance of this Agreement nor the consummation of any of the transactions contemplated hereunder will:

          (a) conflict with or result in any violation of or constitute a breach of any of the terms or provisions of, or result in the acceleration of any obligation under, or constitute a default under any provision of, the articles of incorporation or bylaws or other organizational document of Buyer, or any mortgage, bond, indenture, agreement, franchise, license, permit or other instrument or obligation to which Buyer is a party or subject or by which any of its respective assets or properties may be bound; or

          (b) violate any Legal Requirement against, affecting or binding upon Buyer or upon any of its respective assets or properties.

          3.5 Consents.

          All consents, approvals or authorizations of, or registrations, filings or declarations with, any Governmental Authority or any other Person, if any, required in connection with the execution, delivery or performance by Buyer of this Agreement or the transactions provided for herein have been or at the Closing will have been obtained by Buyer and will be in full force and effect.

          3.6 Litigation; Observance of Agreements, Statutes and Orders.

          (a) There are no actions, investigations, demands, suits or proceedings pending or, to the Knowledge of Buyer, threatened against or affecting Buyer that, individually or in the aggregate, could reasonably be expected materially to impair the ability of Buyer to perform its obligations under this Agreement or affect the validity or enforceability of this Agreement.

          (b) Buyer is not in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected materially to impair the ability of Buyer to perform its obligations under this Agreement or affect the validity or enforceability of any of this Agreement.

          3.7 Investment Intent.

          Buyer is acquiring the Ravenscroft Shares for its own account, for investment purposes and not with a view to its distribution within the meaning of the Securities Act and the rules and regulations promulgated thereunder. Buyer will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any of the Ravenscroft Shares (or solicit any offers to buy, purchase, or otherwise acquire any of the Ravenscroft Shares), except in compliance with the Securities Act.

          3.8 Accredited Investor.

          Buyer is an "accredited investor" (as that term is defined in Rule 501 of Regulation D under the Securities Act) and by reason of its business and financial experience, it has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment, is able to bear the economic risk of such investment and is able to afford a complete loss of such investment. Buyer has had an opportunity to investigate the business and financial condition of Ravenscroft, to ask questions of Ravenscroft and to obtain such information as Buyer requires from Ravenscroft.

          3.9 Brokers' or Finders' Fees.

          No broker, finder or similar agent has been employed by or on behalf of Buyer, and no person or entity with which Buyer has had any dealings or communications of any kind is entitled to any brokerage commission, finder's fee or any similar compensation, in connection with this Agreement or the transactions contemplated hereby.

                                   ARTICLE IV

                                CERTAIN COVENANTS

          4.1 Cooperation.

          Each of the parties shall use its respective reasonable best efforts and will cooperate with each other to secure all necessary consents, approvals, authorizations, assumptions and waivers from third parties as shall be required in order to enable the transactions contemplated hereby to be effected, and each of the parties shall otherwise use its respective reasonable best efforts to cause the consummation of such transactions in accordance with the terms and conditions hereof and to cause all conditions contained in this Agreement over which it has control to be satisfied.

          4.2 Buyer's Access and Inspection.

          Sellers shall cause the Ravenscroft Entities to allow Buyer and its authorized representatives reasonable access from and after the date hereof and prior to the Closing Date to the properties, books, Material Contracts, and records of such Ravenscroft Entity for the purpose of making such investigation as Buyer may reasonably desire, and Sellers shall cause the Ravenscroft Entities to furnish Buyer such information concerning such Ravenscroft Entity and its affairs as Buyer may reasonably require.

          4.3 Conduct of Company Business.

          After the date of this Agreement and through the Closing Date, except with the consent of Buyer, Sellers agree to, and after the Closing Date through the date that is the earlier of (i) the exercise of Buyer's Put Option, and (ii) satisfaction of all obligations under the Note, except with the written consent of the Sellers, Buyer agrees to, and shall cause each Ravenscroft Entity, to:

          (a) operate in the ordinary course of business;

          (b) refrain from making or causing to be made any change in the certificate of incorporation, bylaws and any other organizational documents of such Ravenscroft Entity;

          (c) not acquire by merging or consolidating with, or agreeing to merge or consolidate with, or purchase substantially all of the stock or assets of, or otherwise acquire, any business or any corporation, partnership, association or other business organization or division thereof;

          (d) not enter into any partnership, joint venture or similar type of arrangement;

          (e) not issue or agree to issue any additional shares of the capital stock of such Ravenscroft Entity or ownership interests or other equity interests or securities convertible into or exchangeable for or other rights with respect to ownership interests or other equity interests of such Ravenscroft Entity;

          (f) not declare or pay any dividends or make any other distribution in cash or property on its capital stock or purchase or redeem, directly or indirectly, any shares of its capital stock;

          (g) except as otherwise provided by law or GAAP, refrain from making or causing to be made any change in the accounting methods, principles or practices of such Ravenscroft Entity;

          (h) not enter into, terminate or modify any contract, transaction, or commitment, other than in the ordinary course of business or pursuant to presently existing plans, arrangements or agreements disclosed herein or in a schedule hereto;

          (i) not: (i) sell, transfer, license, lease or otherwise dispose of or encumber any of its properties or assets, other than in the ordinary course of business or pursuant to presently existing plans, arrangements or agreements disclosed herein or in a schedule hereto; (ii) cancel any debt or waive or compromise any claim or right, except in the ordinary course of business or pursuant to presently existing plans, arrangements or agreements disclosed herein or in a schedule hereto; (iii) enter into any employment agreement or grant any increase in the compensation of officers or employees, (iv) make any capital expenditure or commitment, other than pursuant to presently existing plans, arrangements or agreements disclosed herein or in a schedule hereto; (v) establish any new Plan; and (vi) incur, assume or guarantee any Indebtedness which will constitute a liability of such Ravenscroft Entity as of the Closing Date other than such Indebtedness incurred in the ordinary course of business; and

          (j) take any action, or by inaction permit any action to be taken or event to occur, which would cause any representation or warranty made in or pursuant to Article II of this Agreement to be untrue as of the Closing Date.

                                   ARTICLE V

                                   PUT OPTION

          5.1 Buyer's Put Option.

          Sellers hereby grants to Buyer an irrevocable option (the "Put Option") to cause Sellers (or a wholly owned subsidiary of Sellers to be designated by Sellers) to purchase from Buyer all, but not less than all, of the Ravenscroft Shares for the Purchase Price (the "Purchase Price"). The Purchase Price may be paid in full by Sellers surrendering the Notes to Buyer. The Put Option shall commence on the first Business Day following the Closing and shall terminate upon the earlier of (i) the IPO, (ii) September 30, 2006, and (iii) satisfaction of all obligations under the Note.

          5.2 Notification.

          From and after the date hereof and prior to the Closing Date, Sellers shall promptly notify Buyer at any time that Sellers become aware that any representation or warranty made by Sellers in or pursuant to this Agreement is untrue or inaccurate in any Material respect and shall promptly notify Buyer of any Material Adverse Effect on the Ravenscroft Group and of any governmental complaints, investigations, hearings or proceedings which would have a Material Adverse Effect on the Ravenscroft Group. Without limiting the generality of the foregoing, Sellers shall promptly notify Buyer of any of the events, conditions or circumstances described in Sections 2.8 (a), (b) and (c), in each case without regard to any qualification as to Material Adverse Effect.

          5.3 Exercise of Put Option.

          The Put Option shall be exercised by the Buyer's delivery to Sellers of a written notice no later September 23, 2006 of the Buyer's intent to cause Sellers (or its designee) to purchase all, but not less than all, of the Ravenscroft Shares (the "Put Option Notice"). Upon the exercise of the Put Option, Sellers (or their designee) shall purchase, and the Buyer shall sell no earlier than seven days after the date of the Put Option Notice and no later than September 30, 2006 (the "Put Option Closing Date"), the Ravenscroft Shares, free and clear of any Liens, at which time the Note shall be cancelled and the certificates for the Ravenscroft Shares shall be delivered to Sellers, together with such instruments of transfer as are necessary to vest title to the Ravenscroft Shares in Sellers.

          5.4 Conditions Precedent to Exercise of Put Option.

          Buyer and Sellers hereby agree that it shall be a condition precedent to the exercise of the Put Option that the IPO process shall have been terminated by mutual agreement of Buyer's shareholders or, in any event, the IPO shall not have occurred by September 15, 2006.

                                   ARTICLE VI

                              CONDITIONS TO CLOSING

          6.1 Conditions Precedent to Obligations of Buyer.

          The obligation of Buyer to purchase the Ravenscroft Shares pursuant to this Agreement is subject to the fulfillment, prior to or at the Closing, of each of the following conditions (any or all of which may be waived in whole or in part by Buyer):

          (a) all representations and warranties made by Sellers to Buyer shall be true and correct in all material respects as of the date hereof and as of the time of the Closing with the same effect as though made again at and as of that time;

          (b) Sellers shall have performed and complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Sellers prior to or at the Closing;

          (c) there shall be no actions, suits or proceedings pending or, to Sellers' Knowledge, threatened against or affecting Sellers or any member of the Ravenscroft Group or any property of any member of the Ravenscroft in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

          (d) all notifications, consents, authorizations, approvals and clearances from the Board of Directors of Buyer and each Governmental Authority and any other Person required to be made or obtained, in connection with the transactions provided for in this Agreement shall have been made or obtained on terms satisfactory to Buyer;

          (e) all proceedings to be taken in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to Buyer and its counsel, and Buyer shall have received copies of all such documents and other evidence as it or its counsel may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith;

          (f) since the date of this Agreement there shall have been no Material Adverse Effect to the Ravenscroft Group; and

          (g) Sellers shall have delivered, to Buyer, stock certificates representing the Ravenscroft Shares, accompanied by powers duly endorsed or executed in blank, and all other documents necessary to transfer to Buyer the Ravenscroft Shares free and clear of any Lien.

          6.2 Conditions Precedent to Obligations of Sellers.

          The obligation of Sellers to sell and transfer the Ravenscroft Shares pursuant to this Agreement is subject to the fulfillment, prior to or at the Closing, of each of the following conditions (any or all of which may be waived in whole or in part by Sellers):

          (a) all representations and warranties of Buyer to Sellers shall be true and correct in all material respects as of the date hereof and at and as of the time of the Closing with the same effect as though those representations and warranties had been made at and as of that time;

          (b) Buyer shall have performed and complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Buyer prior to or at the Closing; and

          (c) Buyer shall have duly executed and delivered the Notes to Sellers as set forth in Section 1.2 hereof.

                                  ARTICLE VII

                                 INDEMNIFICATION

          7.1 Survival of Representations, Warranties and Indemnities.

          The representations and warranties of Sellers and Buyer contained in Articles II and III, respectively, shall survive the Closing for a period of three (3) years.

          7.2 Indemnification.

          (a) Sellers agree to indemnify, defend and hold harmless Buyer, its Affiliates and, if applicable, their respective directors, officers, shareholders, employees, attorneys, accountants, agents and representatives and their heirs, successors and assigns from and against any and all Damages based upon, arising out of or otherwise in respect of (i) any inaccuracy in or any breach of any representation or warranty, of Sellers contained in this Agreement, (ii) the failure of Sellers to perform or observe fully any covenant, agreement or provision to be performed or observed by Sellers pursuant to this Agreement, or (iii) any Third-Party Claim arising out of or in connection with the operation of the business of Ravenscroft on or before September 30, 2006. Notwithstanding anything to the contrary contained herein, Sellers shall not be entitled to seek indemnification or reimbursement from any Ravenscroft Entity for any indemnification obligations owing by Sellers to an Indemnified Party hereunder.

          (b) Buyer agrees to indemnify, defend and hold harmless Sellers, their Affiliates and, if applicable, their respective directors, officers, shareholders, employees, attorneys, accountants, agents and representatives and their heirs, successors and assigns from and against any and all Damages based upon, arising out of or otherwise in respect of (i) any inaccuracy in or any breach of any representation or warranty, of Buyer contained in this Agreement, or (ii) the failure of Buyer to perform or observe fully any covenant, agreement or provision to be performed or observed by Buyer pursuant to this Agreement.

          7.3 Third-Party Claims.

          (a) If any party entitled to be indemnified pursuant to Section 7.2 (an "Indemnified Party") receives notice of the assertion of any claim in respect of Damages, such Indemnified Party shall give the party who may become obligated to provide indemnification hereunder (the "Indemnifying Party") written notice describing such claim or fact in reasonable detail (the "Notice of Claim") promptly (and in any event within 10 Business Days after receiving any written notice from a third party). The failure by the Indemnified Party to timely provide a Notice of Claim to the Indemnifying Party shall not relieve the Indemnifying Party of any liability, except to the extent that the Indemnifying Party is prejudiced by the Indemnified Party's failure to provide timely notice hereunder.

          (b) In the event any Indemnifying Party notifies the Indemnified Party within ten (10) Business Days after the Indemnified Party has given notice of the matter that the Indemnifying Party is assuming the defense thereof: (i) the Indemnifying Party will defend the Indemnified Party against the matter with counsel of its choice reasonably satisfactory to the Indemnified Party; (ii) the Indemnified Party may retain separate co-counsel at its sole cost and expense (except that the Indemnifying Party will be responsible for the fees and expenses of the separate co-counsel to the extent the Indemnified Party reasonably concludes that the counsel the Indemnifying Party has selected has a conflict of interest); (iii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the matter without the written consent of the Indemnifying Party which consent shall not be unreasonably withheld; and (iv) the Indemnifying Party will not consent to the entry of any judgment with respect to the matter, or enter into any settlement which does not include a provision whereby the plaintiff or claimant in the matter releases the Indemnified Party from all liability with respect thereto, and, in a settlement or compromise which does not involve only the payment of money by the Indemnifying Party, without the prior written consent of the Indemnified Party which consent shall not be unreasonably withheld.

          (c) In the event the Indemnifying Party does not notify the Indemnified Party within ten (10) Business Days after the Indemnified Party has received a Notice of Claim that the Indemnifying Party is assuming the defense thereof, then the Indemnified Party shall have the right, subject to the provisions of this Article, to undertake the defense, compromise or settlement of such Claim for the account of the Indemnifying Party. Unless and until the Indemnifying Party assumes the defense of any Claim, the Indemnifying Party shall advance to the Indemnified Party any of its reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any such action or proceeding. Each Indemnified Party shall agree in writing prior to any such advance that, in the event it receives any such advance, such Indemnified Party shall reimburse the Indemnifying Party for such fees, costs and expenses to the extent that it shall be determined that it was not entitled to indemnification under this Article VI.

          (d) In the event that the Indemnifying Party undertakes the defense of any Claim, the Indemnifying Party will keep the Indemnified Party advised as to all material developments in connection with such Claim, including, but not limited to, promptly furnishing the Indemnified Party with copies of all material documents filed or served in connection therewith.

                                  ARTICLE VIII

                                  MISCELLANEOUS

          8.1 Notices.

          Any notice or other communications hereunder must be in writing and shall be deemed to have been duly given and received on the day on which it is served by personal delivery upon the party for whom it is intended, on the third Business Day after it is mailed by registered or certified mail, return receipt requested, on the Business Day after it is delivered to a national courier service for next day delivery addressed to the party for whom it is intended, or on the Business Day on which it is sent by facsimile; provided that the telecopy is promptly confirmed by telephone confirmation thereof, to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

          To Buyer:

          Ultrapetrol (Bahamas) Limited
          Ocean Centre, Montague Foreshore
          East Bay St.
          P.O. Box SS-19084
          Nassau, Bahamas
          Attn: Assistant Secretary
          Facsimile: (242) 394-8430

          To Sellers:

          c/o Ravenscroft Ship Management Inc.
          3251 Ponce de Leon Boulevard
          Coral Cables, FL 33134
          Attention: Leonard J. Hoskinson
          Facsimile: 305-507-2001

          8.2 Entire Agreement.

          This Agreement (including the Exhibit and Schedules attached hereto or referred to herein) contains the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements, written or oral, with respect thereto.

          8.3 Waivers and Amendments; Non-Contractual Remedies; Preservation of Remedies.

          This Agreement may be amended, superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of either Sellers or Buyer in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of either Sellers or Buyer of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

          8.4 Assignability; Binding Effect.

          This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement and the rights and obligations of the parties hereunder shall not be assignable by a party hereto without the prior written consent of the other party.

          8.5 Governing Law; Submission to Jurisdiction Waiver of Jury Trial.

          (a) THE INTERPRETATION AND PERFORMANCE OF THIS AGREEMENT SHALL BE CONTROLLED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          (b) ANY JUDICIAL PROCEEDING BROUGHT WITH RESPECT TO THIS AGREEMENT MUST BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK LOCATED IN THE CITY OF NEW YORK, AND, EACH PARTY: (I) ACCEPTS UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND ANY RELATED APPELLATE COURT, AND AGREES TO BE BOUND BY ANY FINAL, NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT; (II) IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM PROVIDED, HOWEVER, THAT SUCH CONSENT TO JURISDICTION IS SOLELY FOR THE PURPOSE REFERRED TO IN THIS
SECTION 7.5 (B) AND SHALL NOT BE DEEMED TO BE A GENERAL SUBMISSION TO THE JURISDICTION OF SAID COURTS OR THE STATE OF NEW YORK OTHER THAN FOR SUCH PURPOSE; AND (III) AGREES THAT PROCESS IN ANY SUCH ACTION, IN ADDITION TO ANY OTHER METHOD PERMITTED BY LAW, MAY BE SERVED UPON IT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH PARTY AT THE ADDRESS DESIGNATED BY SUCH PARTY IN SECTION 7.1 HEREOF, AND SUCH SERVICE SHALL BE DEEMED EFFECTIVE AS IF PERSONAL SERVICE HAD BEEN MADE UPON IT WITHIN NEW YORK COUNTY.

          (c) THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF, RELATED TO OR IN CONNECTION WITH THIS AGREEMENT.

          8.6 Counterparts.

          This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

          8.7 Further Assurances.

          Each of Sellers and Buyer shall, at the request of the other party, at any time and from time to time following the Closing promptly execute and deliver, or cause to be executed and delivered, all such further instruments and take all such further action as each party may reasonably request to confirm or carry out the provisions and intent of this Agreement.

          8.8 Severability.

          Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

          8.9 Exhibit and Schedules.

          All Schedules and Exhibits attached hereto are hereby incorporated in and made a part of this Agreement as if set forth in full herein. All references herein to the Exhibits and Schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

          8.10 Captions.

          The article and section titles or captions contained in this Agreement or in any Schedule or Exhibit attached hereto or referred to herein are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement. All references herein to Sections shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

          8.11 Interpretation.

          The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The terms "Dollars" and "$" shall mean United States dollars. Personal pronouns, when used in this Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural, and vice versa.

          8.12 Third Parties.

          Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person other than the parties hereto and their successors or assigns and the beneficiaries of contractual indemnification expressly set forth herein, any rights or remedies under or by reason of this Agreement.

          8.13 Expenses.

          Buyer shall bear any and all transfer taxes in connection with the sale and transfer of the Ravenscroft Shares to Buyer. Except as otherwise provided for in this Agreement, Sellers, on the one hand, and Buyer, on the other hand, shall each pay its respective costs and expenses incurred by each of them or on their behalf in connection with the negotiation, execution and delivery of this Agreement and the transactions contemplated hereby, including, without limitation, the fees and expenses of their own financial consultants, accountants and counsel.

          8.14 Knowledge.

          As used in this Agreement, "Knowledge" means the actual knowledge of the subject entity.

          8.15 Specific Performance.

          The parties agree and acknowledge that money damages are not an adequate remedy for violations of this Agreement and each of the Sellers and Buyer may, in its sole discretion, apply to a court of competent jurisdiction for specific performance of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                                       ULTRAPETROL (BAHAMAS) LIMITED

                                       By:_________________________
                                       Name:
                                       Title:


                                       CROSSTRADE MARITIME INC.

                                       By:_________________________
                                       Name:
                                       Title:


                                       CROSSTREES MARITIME INC.

                                       By:_________________________
                                       Name:
                                       Title:

                                                                      SCHEDULE I
                                                                      ----------

                                  DEFINED TERMS
                                  -------------

          As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

          "Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 50% or more of any class of voting or equity interests of Ravenscroft or any Subsidiary or any Person of which Ravenscroft and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 50% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of Ravenscroft.

          "Agreement" has the meaning set forth in the preamble.

          "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

          "Buyer" has the meaning set forth in the preamble.

          "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

          "Closing" has the meaning set forth in Section 1.3.

          "Closing Date" has the meaning as set forth in Section 1.3.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

          "Damages" means any and all losses, liabilities, obligations, demands, claims, actions, cause of actions, costs, expenses, damages and judgments, including, without limitation, reasonable attorneys' fees and expenses.

          "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution or the protection of the environment including, but not limited to, ambient air, surface water, ground water, navigable waters, waters of the contiguous zone, ocean waters and international waters or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

          "ERISA Affiliate" means a trade or business (whether or not incorporated) which is under common control with any member of the Ravenscroft Group within the meaning of Sections 414(b), (c), (m) or (o) of the Code.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          "Financial Statements" has the meaning set forth in Section 2.11

          "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America, consistently applied except as otherwise disclosed.

          "Governmental Authority" means with respect to any Person,

               (a) the government of

                    (i) the United States of America or any state or other
               political subdivision thereof; or

                    (ii) any jurisdiction in which such Person or any of its
               Subsidiaries conducts all or any part of its business, or which asserts jurisdiction over any properties of such Person or any of its Subsidiaries; or

               (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

          "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

               (a) to purchase such indebtedness or obligation or any property constituting security therefor;

               (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

               (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

               (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

          In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

          "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law.

          "Indebtedness" with respect to any Person means, at any time, without duplication,

               (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

               (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

               (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

               (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

               (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

               (f) Swaps of such Person; and

               (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

          Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

          "Indemnified Party" has the meaning set forth in Section 7.3.

          "Indemnifying Party" has the meaning set forth in Section 7.3.

          "IPO" has the meaning set forth in Section 1.2.

          "Intellectual Property" means all of the following: patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, tradenames, tradestyles, patent and trademark applications and licenses and rights thereunder, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present, and future infringement of any of the foregoing; inventions, trade secrets, formulae, processes, compounds, drawings, designs, blueprints, surveys, reports, manuals, and operating standards; goodwill, customer and other lists, in whatever form maintained; and trade secret rights, copyright rights, patent rights, rights in works of authorship, and contract rights relating to computer software programs, in whatever form created or maintained.

          "Intellectual Property Rights" means the rights or interest of any Person in or to any Intellectual Property.

          "Legal Requirement" means all laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of Governmental Authorities.

          "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance or rights of others, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

          "Material" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Ravenscroft Group.

          "Material Adverse Effect" means with respect to a Person, a material adverse effect on (a) the business, operations, affairs, financial condition, assets, properties or prospects of such Person and its Subsidiaries taken as a whole, or (b) the ability of such Person to perform its obligations under this Agreement, or (c) the validity or enforceability of this Agreement.

          "Material Contract" means:

               (i) any agreement for the lease of personal property to or from any Ravenscroft Entity providing for lease payments in excess of $12,000 per annum;

               (ii) any agreement for the purchase or sale of raw materials, commodities, supplies, products, or other personal property, or for the furnishing or receipt of services, the performance of which will extend over a period of more than one year or involve consideration in excess of $10,000;

              (iii) any agreement concerning a partnership or joint venture;

               (iv) any agreement under which a Ravenscroft Entity has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation, in excess of $12,000 or under which it has granted a Lien with respect to any of its assets;

               (v)  any collective bargaining agreement;

               (vi) any agreement for the employment of any individual on a full-time, part-time, consulting, or other basis providing annual compensation in excess of $100,000; and

              (vii) any other agreement the performance of which involves consideration in excess of $12,000.

          "Notice of Claim" has the meaning set forth in Section 7.3.

          "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or any other company or entity or a government or agency or political subdivision thereof.

          "Plan" means any employee benefit plan as defined in Section 3(3) of ERISA.

          "Preferred Stock" means any class of capital stock or other equity interests of a Person that is preferred over any other class of capital stock or equity interests of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

          "Purchase Price" has the meaning set forth in Section 1.2.

          "Ravenscroft Entity" means a member of the Ravenscroft Group.

          "Ravenscroft Group" means Ravenscroft, Ravenscroft Ship Management Inc., Ravenscroft Holdings Inc. and Elysian Ship Management Inc.

          "Ravenscroft Shares" has the meaning set forth in the second recital.

          "Securities Act" means the Securities Act of 1933, as amended from time to time.

          "Sellers" has the meaning set forth in the preamble.

          "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership, limited liability company or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership, limited liability company or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of Ravenscroft.

          "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

          "Taxes" means (A) all income taxes (including any tax on or based upon net income, gross income, income as specially defined, earnings, profits or selected items of income, earnings or profits) and all gross receipts, sales, use, ad valorem, transfer, franchise, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profits taxes, alternative or add-on minimum taxes, customs duties and other taxes of any kind whatsoever, together with all interest and penalties, additions to tax and other additional amounts imposed by any taxing authority (domestic or foreign) on such entity, and (B) any liability for the payment of any amount of the type described in the immediately preceding clause (A) as a result of being a "transferee" (within the meaning of Section 6901 of the Code or any other applicable law) of another entity, a member of an affiliated or combined group, a contract or otherwise.

                                  SCHEDULE 2.7
                                  SUBSIDIARIES

                               -----------------------------------

                               Ravenscroft Shipping (Bahamas) S.A.

                                             Bahamas

                               -----------------------------------
                                                |
      ------------------------------------------------------------------------------------
      |                    |                    |                    |                   |
----------------   ------------------   -----------------   --------------------   --------------
Ravenscroft Ship   Zulia Shipping Inc   Tecnical Services   Ravenscroft Holdings    Elysian Ship
 Management Ltd        (Dormant)               S.A.                 Inc            Management Ltd
    Bahamas              Panama              Uruguay              Florida             Bahamas
----------------   ------------------   -----------------   --------------------   --------------
      |                    |                                   |           |
      |                    |                                   |           |
----------------   ------------------                          |           |
Ravenscroft Ship       Zulia Ship                              |           |
 Management Ltd     Management Ltd.                            |           |
       UK               Bahamas                                |           |
----------------   ------------------                          |           |
                                                               |           |
                                                    ----------------   ---------------
                                                    Ravenscroft Ship     Elysian Ship
                                                    Management Inc.    Management Inc.
                                                        Florida            Florida
                                                    ----------------   ---------------
                                                      |          |
                                                      |          |
                                             ------------   --------------
                                             Field Office   Manning Office
                                                Brazil          India
                                             ------------   --------------

----------------------------------------------------------------------
         Ravenscroft Shipping (Bahamas) S.A.          Bahamas
         -------------------------------------------------------------

         -------------------------------------------------------------
     1    Ravenscroft Holdings Inc                     Florida
         -------------------------------------------------------------
     2    Ravenscroft Ship Management Inc.             Florida
         -------------------------------------------------------------
     3    Ravenscroft Ship Management Ltd              Bahamas
         -------------------------------------------------------------
     4    Ravenscroft Ship Management Ltd              UK
         -------------------------------------------------------------
     5    Elysian Ship Management Inc.                 Florida
         -------------------------------------------------------------
     6    Elysian Ship Management Ltd                  Bahamas
         -------------------------------------------------------------
     7    Tecnical Services S.A.                       Uruguay
         -------------------------------------------------------------
     8    Zulia Ship Management Ltd.                   Bahamas
         -------------------------------------------------------------
     9    Zulia Shipping Inc                           Panama
----------------------------------------------------------------------

                                SCHEDULE 2.9(a)
                                     ASSETS

NONE

                                 SCHEDULE 2.9(b)
                            REAL PROPERTY/LEASEHOLDS

THE COMMERCIAL BUILDING LOCATED AT:
3251 PONCE DE LEON BLVD
CORAL GABLES, FL 33134

THE BUILDING IS VALUED $4.5 MILLION BUT HAS AN EMBEDDED TAX LIABILITY OF $1,158,647.

DESCRIBED AS FOLLOWS:

LOTS 1, 2 & 3, IN BLOCK 6, OF CORAL GABLES COCONUT GROVE SECTION, PART ONE, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 14, PAGE 25, OF THE PUBLIC RECORDS OF DADE COUNTY, FLORIDA

POLICY                             CARRIER                                  POLICY #                          RENEWAL DATE
------                             -------                                  --------                          ------------
1   Boiler & Machinery             Hartford Steam Boiler                    FBP4904133                        1/3/2006 - 1/3/2007

2   General Liability              St Paul Fire&Marine Ins. Co              BK01989378                        1/17/06-1/17/07
                                   Includes Employee Liability
                                   *Note: Certificates listed below
                                   Certificates of Liability Insurance:
                                                                            Pitney Bowes Credit Corp          1/17/06-1/17/07
                                                                            Miami Dade County Port of Miami   1/17/06-1/17/08
                                                                            The CIT Group                     1/17/06-1/17/09
                                                                            G Finance Holding Corp            1/17/06-1/17/10
                                                                            ThyssenKrupp Elevator             1/17/06-1/17/11

3   Umbrella /Excess Liabliity     Zurich American Guarantee                AUC 5327480-02                    1/20/06-1/20/07


4   Employer Liability             Federal Insurance Co.                    6802-2605                         2/25/06 - 2/25/07


5   Group Travel Insurance         Hartford Life Insurance                  ETB200037                         7/1/05-7/1/06
                                   3-Year Rate Guarantee

6   Workman's Comp                 Commerce & Industry                      WC 00584653600                    10/7/05-10/7/06
                                   Insurance Company
                                   A.I.G.

7   Fiduciary                      Travelers Casualty & Surety              103115187                         11/1/05-11/1/06
    (401K Fiduciary Bond)          Company America

8   International Advantage        Ace American Insurance Co.               PHF055207                         10/7/05-10/7/06
    (travelers insurance)          Global Package


                                  SCHEDULE 2.14
                         INDEBTEDNESS; OTHER LIABILITES

NONE

                                  SCHEDULE 2.15
                               MATERIAL CONTRACTS

SHIP MANAGEMENT AGREEMENTS
                            Date of     Effective
  Vessel Name              agreement    date          Owner                              Manager
  -----------              ---------    ----          -----                              -------
1 Miranda I                  7-Jul-05    7-Jul-05     BRINKLEY SHIPPING INC.             Ravenscroft Ship Management Ltd. Bahamas

2 Princess Katherine         5-May-00   30-Jun-00     MAJESTIC MARITIME LTD.             Ravenscroft Ship Management Ltd. Bahamas

3 Princess Marina            1-Feb-03    1-Feb-03     MARITIMA SIPSA S.A.                Ravenscroft Ship Management Ltd. Bahamas

4 Princess Nadia            16-Apr-98    8-May-98     KINGLY SHIPPING LTD.               Ravenscroft Ship Management Ltd. Bahamas

5 Princess Susana           10-Jun-98   10-Jun-98     NOBLE SHIPPING LTD.                Ravenscroft Ship Management Ltd. Bahamas

6 Alianza Campana/G3         1-Dec-97    1-Dec-97     ULTRAPETROL S.A.                   Ravenscroft Ship Management Ltd. Bahamas

7 UP Esmeralda              26-May-05   26-May-05     CORNAMUSA                          Ravenscroft Ship Management Ltd London

8 UP Safira                 30-Jun-05   30-Jun-05     CORNAMUSA                          Ravenscroft Ship Management Ltd London

9 UP Agua-Marinha           20-Mar-06   20-Mar-06     UP OFFSHORE APOIO MARITIMO LTDA.   Ravenscroft Ship Management Inc. Florida

10 New Flamenco             24-Mar-05   24-Mar-05     FULTON SHIPPING INC.               Elysian Ship Management Ltd, Bahamas

11 Grand Victoria           19-Apr-05   19-Apr-05     PELORUS MARITIME INC.              Elysian Ship Management Ltd, Bahamas

12 Yacu Puma                 1-Apr-03    1-Apr-03     NAVIERA YACU PUMA SA               Ravenscroft Ship Management Ltd. Bahamas

13 Westray                  30-Jun-03   24-Jun-03     WESTRAY SHIPPING INC               Ravenscroft Ship Management Ltd. Bahamas


     14DBC*                  1-Aug-05    1-Sep-05     DELANEY BROTHERS, LIMITED          Ravenscroft Ship Management Inc. Florida

    *Purchase Supply & Accounting Agreement

SUB-MANAGEMENT AGREEMENTS

       Date of       Effective
       agreement     Date             Manager                                         Sub-Manager
       ---------     ----             -------                                         -----------
1      20-Mar-06     20-Mar-06        Ravenscroft Ship Management Ltd - Bahamas       Ravenscroft Ship Management Inc - Florida

2      20-Mar-06     20-Mar-06        Ravenscroft Ship Management Ltd - UK            Ravenscroft Ship Management Inc - Florida

3      20-Mar-06     20-Mar-06        Elysian Ship Management Ltd - Bahamas           Elysian Ship Management Inc - Florida

OTHER AGREEMENTS
                                                      Date of        Effective
Vessel/Company              Contract type            agreement       Date         Owner/Operator                   Concessionaire
--------------              -------------            ---------       ----         --------------                   --------------
New Flamenco                Food and Beverage       4-Jan-06        20-Mar-06     Elysian Ship Management Inc,    European Cruise
                                                                                  Operator of m/v New Flamenco    Management SRL,
                                                                                                                  as concessionaire

New Flamenco                Entertainment           9-Jan-06        20-Mar-06     Elysian Ship Management Inc,    Openwide
                                                                                  Operator of m/v New Flamenco    International
                                                                                                                  USA LLC


New Flamenco                Video Concession        6-Mar-06        20-Mar-06     Elysian Ship Management Inc.    SPI VIDEO
                            Agreement

New Flamenco                Photograph Concession   6-Mar-06        20-Mar-06     Elysian Ship Management Inc.    Ocean Images
                            Agreement                                                                             (UK) Ltd.


Ravenscroft Shipping Inc.   FX Trading              16-Jul-04       16-Jul-04     Ravenscroft Shipping Inc.       HSBC Bank USA,
                                                                                                                  National
                                                                                                                  Association


New Flamenco                On Board Services       24-Mar-05       24-Mar-05     Fulton Shipping Inc.            Elysian Ship
                            Agreement                                                                             Management Ltd.
                                                                                                                  Bahamas

Grand Victoria              On Board Services       19-Apr-05       19-Apr-05     Pelorus Maritime Inc.           Elysian Ship
                            Agreement                                                                             Management Ltd.
                                                                                                                  Bahamas

                                                            SCHEDULE 2.18
                                                              EMPLOYEES
                                                        -------------------
                       ---------------------------------LEONARD J HOSKINSON--------------------------------------
                       |                                  GENERAL MANAGER                                        |
                       |                                -------------------                                      |
                       |                                         |                                               v
                       |           ------------------            |                -------------------     --------------
                       |           NICHOLAS PERATICOS            |          ----> YESENIA E BARNFIELD      JOHN C ARTHUR
                       v           FINANCIAL ANALYST             v          |        SECRETARY/ VSL       VICE PRESIDENT
                ---------------    ------------------   ------------------- |        REGISTRATION           ACCOUNTING
                 DEEPAK MATTA                ^          LEONARD J HOSKINSON--     -------------------     --------------
                VICE PRESIDENT               |            GENERAL MANAGER  --                                    |
                SHIP MANAGEMENT              -----------   ADMINISTRATION   |     -------------------            |
                ---------------            -------------                    ----->    LUIS AQUINO                |
                   |                       |                               --           NETWORK                  |
                   |                       |            ------------------- |        ADMINISTRATOR               |
        ------------------                 |                     |          |     -------------------            |
        |                |                 |                     |          |                                    |
        v                v                 v                     v          |     -------------------            |
---------------  --------------     --------------      ------------------  ----->   ADMINISTRATION              |
      ECL              RSM            COMMERCIAL         OWNERS OPERATIONS        -------------------            |
---------------  --------------     --------------      ------------------                 |                     |
       |                 |                 |                     |                         |                     v
       |         --------------     --------------      ------------------        -------------------     ----------------
       |          RAJIV HANDA         ALEX MURRAY          GINA E HUNG               DAWN MATTHEWS          DENISE GRUBB
       |         TECHNICAL MGR      CHARTERING MGR           MANAGER                OFFICE MANAGER           SUPERVISOR
       |         --------------     --------------      ------------------        -------------------     ----------------
       |                 |                 |                     |                         |                     |
       |         --------------     --------------      ------------------        -------------------     ----------------
       |         NITIN VAIDYA         ALLAN HOTTE         RUCSANDRA TIPA              PATTY MILLS           IRIS SUAREZ
       |         MGR - FLEET          SHIPBROKER         OPS COORDINATOR            ADMIN ASSISTANT       ACCOUNTS PAYABLE
       |          PERSONNEL         --------------      ------------------        -------------------     ----------------
       |         --------------                                                            |                     |
       |                 |                                                        -------------------     ----------------
       |         --------------                                                     FREDDY ALVAREZ        RYSZARD SUCHOCKI
       |         JASPREET KANG                                                    MAINTENANCE/DRIVER      ACCOUNTING CLERK
       |         MGR - VETTING                                                    -------------------     ----------------
       |             & OPS                                                                 |
       |         --------------                                                   -------------------
       |                 |                                                           RECEPTIONIST
---------------  --------------                                                   -------------------
PRATAP KARNIK    DILEEP SAWANT
SUPERINTENDENT   ASST TECHNICAL
                      MGR
---------------  --------------
       |                 |
---------------  --------------
ROHINTON DRIVER  PRAVEER SINGH
SUPERINTENDENT   SUPERINTENDENT
---------------  --------------
       |                 |
---------------  --------------
RAJESH ARIKODI      AL JUMMA
MANAGER - PURCH    PURCHASING
                      SUPT.
---------------  --------------
       |                 |
---------------  --------------
 JASON SOSTRE       TK SINGH
  TECHNICAL        TECHNICAL
  ASSISTANT        ASSISTANT
---------------  --------------
       |                 |
---------------  --------------
  MARIO HUNG     ADA RODRIGUEZ
  ASST MGR -     ASST MGR
  HUMAN RES.     FLEET PERSNL                           ------------------
---------------  --------------                         ALSO - MUMBAI
                         |                              MANNING OFFICE
                 --------------                         RAJEEV NARAYANAN
                 DEBBIE SAPP                            ------------------
                 TECHNICAL
                 ASSISTANT                              ------------------
                 --------------                         ALSO - RAVENSCROFT
                         |                              BRAZIL
                 --------------                         ATUL SETHI
                 IVETTE BLANCO                          TECHNICAL MANAGER
                 ADMIN ASSTANT                          ------------------
                 --------------
                         |
                 --------------
                 DENISE COX
                 SNR ADMIN ASST
                 --------------
                         |
                 --------------
                 SHAWN SPRINGER
                 SECRETARY
                 --------------

---------------------------------------------------------------------------------------------------------------
     RAVENSCROFT EMPLOYEE BENEFIT PLAN SUMMARY
===============================================================================================================
1    Health Insurance                      Humana Health Insurance            HMO Grp# 234459     4/1/05-4/1/06
---------------------------------------------------------------------------------------------------------------
                                                                              PPO Grp# 613825
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
2    Dental Insurance                      CompBenefits                       DHMO Grp# CP 3582   6/1/05-6/1/06
---------------------------------------------------------------------------------------------------------------
                                                                              PPO Grp# CD 3582
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
3    Life Insurance                        U.S. Life - American General       G 234760            5/1/05-5/1/06
---------------------------------------------------------------------------------------------------------------
                          Life Insurance   3 X basic Employee annual salary
---------------------------------------------------------------------------------------------------------------
          Accidental Death/Dismemberment   3 X basic Employee annual salary
---------------------------------------------------------------------------------------------------------------
                    Long Term Disability   60.00% of basic monthly pay
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
4    401K Profit Sharing Plan              John Hancock Family of Funds       Contract# 89857
---------------------------------------------------------------------------------------------------------------
     100% Match Up to 6% of Salary
---------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 2.19
                          TRANSACTIONS WITH AFFILIATES

====================================================================================================================================
1. SHIP MANAGEMENT AGREEMENTS
=============================
------------------------------------------------------------------------------------------------------------------------------------
        Vessel Name        Date of    Effective                Owner                                        Manager
                          Agreement      Date
------------------------------------------------------------------------------------------------------------------------------------
 1   Miranda I             7-Jul-05    7-Jul-05   BRINKLEY SHIPPING INC.                    Ravenscroft Ship Management Ltd. Bahamas
------------------------------------------------------------------------------------------------------------------------------------
 2   Princess Katherine    5-May-00  30-June-00   MAJESTIC MARITIME LTD.                    Ravenscroft Ship Management Ltd. Bahamas
------------------------------------------------------------------------------------------------------------------------------------
 3   Princess Marina       1-Feb-03    1-Feb-03   MARITIMA SIPSA S.A.                       Ravenscroft Ship Management Ltd. Bahamas
------------------------------------------------------------------------------------------------------------------------------------
 4   Princess Nadia       16-Apr-98    8-may-98   KINGLY SHIPPING LTD.                      Ravenscroft Ship Management Ltd. Bahamas
------------------------------------------------------------------------------------------------------------------------------------
 5   Princess Susana      10-Jun-98   10-Jun-98   NOBLE SHIPPING LTD.                       Ravenscroft Ship Management Ltd. Bahamas
------------------------------------------------------------------------------------------------------------------------------------
 6   Alianza Campana/G3    1-Dec-97    1-Dec-97   ULTRAPETROL S.A.                          Ravenscroft Ship Management Ltd. Bahamas
------------------------------------------------------------------------------------------------------------------------------------
 7   UP Esmeralda         26-May-05   26-May-05   CORNAMUSA                                 Ravenscroft Ship Management Ltd. London
------------------------------------------------------------------------------------------------------------------------------------
 8   UP Safira            30-Jun-05   30-Jun-05   CORNAMUSA                                 Ravenscroft Ship Management Ltd. London
------------------------------------------------------------------------------------------------------------------------------------
 9   UP Agua-Marinha      20-Mar-06   20-Mar-06   UP OFFSHORE APOIO MARITIMO LTDA           Ravenscroft Ship Management Inc. Florida
------------------------------------------------------------------------------------------------------------------------------------
10   New Flamenco         24-Mar-05   24-Mar-05   FULTON SHIPPING INC.                      Elysian Ship Management Ltd. Bahamas
------------------------------------------------------------------------------------------------------------------------------------
11   Grand Victoria       19-Apr-05   19-Apr-05   PELORUS MARITIME INC                      Elysian Ship Management Ltd. Bahamas
====================================================================================================================================

====================================================================================================================================
2. SUB MANAGEMENT AGREEMENTS
=============================
------------------------------------------------------------------------------------------------------------------------------------
                           Date of    Effective                Manager                                  Sub-Manager
                          Agreement      Date
-----                    -----------------------------------------------------------------------------------------------------------
-----                    -----------------------------------------------------------------------------------------------------------
 1                        20-Mar-06   20-Mar-06   Ravenscroft Ship Management Ltd -Bahamas  Ravenscroft Ship Management Inc -Florida
-----                    -----------------------------------------------------------------------------------------------------------
 2                        20-Mar-06   20-Mar-06   Ravenscroft Ship Management Ltd - UK      Ravenscroft Ship Management Inc -Florida
-----                    -----------------------------------------------------------------------------------------------------------
 3                        20-Mar-06   20-Mar-06   Elysian Ship Management Ltd - Bahamas     Elysian Ship Management Inc - Florida
====================================================================================================================================

====================================================================================================================================
3. ON BOARD SERVICES AGREEMENTS
===============================
------------------------------------------------------------------------------------------------------------------------------------
                           Date of    Effective                Owner                                        Manager
                          Agreement      Date
-----                    -----------------------------------------------------------------------------------------------------------
 1                        24-Mar-05   24-Mar-05   Fulton Shipping Inc.                      Elysian Ship Management Ltd. Bahamas
-----                    -----------------------------------------------------------------------------------------------------------
 2                        19-Apr-05   19-Apr-05   Pelorus Maritime Inc.                     Elysian Ship Management Ltd. Bahamas
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                                       Exhibit A
                                                                       ---------

                                 PROMISSORY NOTE
                                 ---------------

New York, New York                                                  US$5,750,000

                                                                  March 20, 2006

     FOR VALUE RECEIVED, the undersigned, ULTRAPETROL (BAHAMAS) LIMITED, a company organized and existing under the laws of The Bahamas (the "Buyer"), hereby promises to pay to the order of [CROSSTRADE MARITIME INC., a Liberian company ("Crosstrade")][CROSSTREES MARITIME INC., a Liberian company] ( the "Seller") or as it may otherwise direct, the principal sum of Five Million Seven Hundred Fifty Thousand United States Dollars (US$5,750,000). The Borrower shall repay the indebtedness represented by this Note as provided in that certain stock purchase agreement dated as of March 20, 2006 (the "Stock Purchase Agreement") made by and between (i) the Buyer, (ii) the Seller and [Crosstrade]/[Crosstrees] Maritime Inc., a Liberian corporation. This Note shall not bear interest, and may be prepaid on such terms as provided in the Stock Purchase Agreement.

     Words and expressions used herein and defined in the Stock Purchase Agreement shall have the same meaning herein as therein defined.

     This Note is payable in U.S. Dollars to the Seller, as the Sellers may direct, in immediately available same day funds.

     If this Note or any payment required hereunder becomes due and payable on a day which is not a Banking Day the due date thereof shall be extended until the next following Banking Day, unless such next following Banking Day falls in the following month, in which case such payment shall be payable immediately preceding the Banking Day.

     This Note is the Note referred to in, and is entitled to the security and benefits of, the Stock Purchase Agreement and the Pledge Agreement referred to therein.

     Presentment, demand, protest and notice of dishonor of this Note or any other notice of any kind are hereby expressly waived.

     EACH OF THE BUYER AND, BY THEIR ACCEPTANCE HEREOF, SELLERS HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO OR ANY BENEFICIARY HEREOF ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS NOTE.

     This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of law.

     IN WITNESS WHEREOF, the BUYER has executed and delivered this Promissory Note on the date and year first above written.

                                        ULTRAPETROL (BAHAMAS) LIMITED


                                        By:
                                            ------------------------------------
                                        Name:  Leonard J. Hoskinson
                                        Title: Company Secretary

                                                                       EXHIBIT B
                                                                       ---------

                                PLEDGE AGREEMENT
                                ----------------

          THIS PLEDGE AGREEMENT (this "Pledge Agreement") is made this 20th day of March, 2006, by and among ULTRAPETROL (BAHAMAS) LIMITED, a company organized under the laws of The Bahamas (the "Pledgor), and CROSSTRADE MARITIME INC., a company organized under the laws of the Republic of Liberia ("Crosstrade"), and CROSSTREES MARITIME INC., a company organized under the laws of the Republic of Liberia ("Crosstrees", and together with Crosstrade, the "Pledgees") as pledgees, pursuant to the terms of that stock purchase agreement dated as of March 20, 2006 made by and among the Pledgor, as buyer, and the Pledgees, as sellers, (the "Stock Purchase Agreement") in connection with the Pledgor's purchase of 500 shares of common stock of Ravenscroft Shipping (Bahamas) S.A. ("Ravenscroft" or "Pledged Company").

                                   WITNESSETH:
                                   -----------

     WHEREAS:

               Pursuant to the terms of the Stock Purchase Agreement, the Buyer has executed and delivered promissory note to each Pledgee (the "Notes") of even date herewith in the amount of $5,750,000 in payment of the purchase price of the Pledged Shares (as defined below);

               As of the date hereof, the Buyer is the registered and beneficial owner of 500 shares of capital stock of Ravenscroft (the "Pledged Shares");

               Pursuant to the terms of the Stock Purchase Agreement, the Buyer shall execute and deliver to the Pledgees, as security for the obligations of the Buyer under the Stock Purchase Agreement and the Notes, a pledge of all of Pledgor's right, title and interest in and to the Pledged Shares;

          NOW, THEREFORE, in consideration of the premises set forth herein, the Pledgors agree with the Pledgee as follows:

          1. Defined Terms. Unless otherwise defined herein, terms defined in the Stock Purchase Agreement shall have the same meanings when used herein.

          2. Grant of Security. As security for the full and prompt payment of the Notes to the Pledgees and the performance of the Pledgor's obligations under the Stock Purchase Agreement (collectively, the "Obligations"), the Pledgor hereby pledges, assigns, transfers and delivers to the Pledgees the Pledged Shares and hereby grants to the Pledgees a first lien on, and first security interest in, the Pledged Shares. Notwithstanding anything to the contrary herein provided, the rights of the Pledgees in and to the Pledged Shares are several and not joint.

          3. Pledge Documents. Concurrently with the execution of this Pledge Agreement, the Pledgor shall execute and deliver to each Pledgee an Irrevocable Proxy in favor of each Pledgee in respect of 250 of the Pledged Shares in the form set out in Exhibit A hereto (each, an "Irrevocable Proxy" and collectively, the "Irrevocable Proxies") and shall deliver to the Pledgees the certificates representing such Pledged Shares together with signed, undated instruments of transfer (the "Instruments of Transfer") pertaining thereto duly executed in blank.

          4. Representations and Warranties. The Pledgor represents and warrants that:

                    (i) it is the legal and beneficial owner of, and has good and marketable title to, its Pledged Shares, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the lien and security interest created by this Pledge Agreement and the delivery of the Pledged Shares to each Pledgee;

                    (ii) it has full power, authority and legal right to execute, deliver and perform this Pledge Agreement and to create the collateral security interest for which this Pledge Agreement provides;

                    (iii) the Pledged Shares have been duly and validly created and issued and are fully paid and nonassessable;

                    (iv) this Pledge Agreement constitutes a valid obligation of the Pledgor, legally binding upon it and enforceable in accordance with its terms;

                    (v) no consent of any other party that has not been obtained is required in connection with the execution, delivery, performance, validity, enforceability or enforcement of this Pledge Agreement, and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity, enforceability or enforcement of this Pledge Agreement;

                    (vi) the execution, delivery and performance of this Pledge Agreement will not violate or contravene any provision of any existing law or regulation or decree of any court, governmental authority, bureau or agency having jurisdiction in the premises or of the charter documents of the Pledgor or of any mortgage, stock purchase agreement, security agreement, contract, undertaking or other agreement to which the Pledgor is a party or which purports to be binding upon it or any of its properties or assets and will not result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any of its properties or assets pursuant to the provisions of any such mortgage, stock purchase agreement, security agreement, contract, undertaking or other agreement;

          5. Covenants. The Pledgor hereby covenants that during the continuance of this Pledge Agreement:

                    (i) it shall warrant and defend the right and title of the Pledgees conferred by this Pledge Agreement in and to its respective Pledged Shares at the cost of the Pledgor against the claims and demands of all persons whomsoever;

                    (ii) except as herein provided, without the prior written consent of the Pledgees, it shall not sell, assign, transfer, charge, pledge or encumber in any manner any part of its respective Pledged Shares or suffer to exist any encumbrance on its respective Pledged Shares;

                    (iii) without the prior written consent of the Pledgees, other than as contemplated by the Stock Purchase Agreement, it shall not amend or modify any organizational document, by-law or other corporate governance agreement (including any shareholders' agreement) relating to the Pledged Company; and

                    (iv) without the prior written consent of the Pledgees, it shall not vote its respective Pledged Shares in favor of the consolidation, merger, dissolution, liquidation or any other corporate reorganization of the Pledged Company;

          6. Delivery of Additional Interests. If the Pledgor shall become entitled to receive or shall receive any share certificates, option or rights, whether as an addition to, in substitution of, or in exchange for any of the Pledged Shares, the Pledgor agrees to accept the same as the agent of the Pledgees and to hold the same in trust for the benefit of the Pledgees and to deliver the same forthwith to the Pledgees in the exact form received, with the endorsement of the Pledgor when necessary and/or appropriate undated instruments of transfer duly executed in blank, and irrevocable proxies to be held by the Pledgees, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Shares on the liquidation or dissolution of any Pledged Company shall be paid over to the Pledgees to be held by it as additional collateral security for the Obligations.

          7. Collateral. All property at any time pledged to the Pledgees hereunder by the Pledgor (whether described herein or not) and all income therefrom and proceeds thereof, are herein collectively sometimes called the "Collateral".

          8. Voting Rights. The Pledgees shall, as the Pledgees and as the holders of the Irrevocable Proxies, receive notice to vote the Pledged Shares at their own discretion at any annual or special meeting, as the case may be, of the shareholders of any Pledged Company, provided, however, that the Pledgees shall not exercise such right to vote until such time that default shall have occurred in the payment or performance of the Obligations and not been remedied to the Pledgees' satisfaction or waived in writing or any of the security created by or pursuant to this Pledge Agreement shall be imperiled or jeopardized in a manner deemed material by the Pledgees.

          9. Incorporation by Reference. This Pledge Agreement shall be read together with the Stock Purchase Agreement, but in the case of any conflict with the Stock Purchase Agreement, the Stock Purchase Agreement shall prevail.

          10. Enforcement/Satisfaction of Obligation. The security constituted by this Pledge Agreement shall become immediately enforceable if, subject to the exercise of the Buyer's Put Option contained in the Stock Purchase Agreement, the Note shall not have been paid and either (i) the IPO shall not have occurred by September 30, 2006, or (ii) the IPO shall have been abandoned.

          At any time after the security constituted by this Pledge Agreement shall have become enforceable as aforesaid, whereupon the security constituted by this Pledge Agreement shall become enforceable, the Pledgees shall be entitled, without further notice to the Pledgor:

               (i) to endorse the Instrument of Transfer in its own name and to cause the Company to register the Pledged Shares in the name of the Pledgees as owner.

     In such event, the Pledgee hereby acknowledges that such transfer of the Pledged Shares shall constitute satisfaction of the Obligations and the Pledgor shall be relieved of any further liability or claim hereunder, under the Stock Purchase Agreement or under the Note.

          11. No Duty on Pledgees. The Pledgees shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

          12. Termination. When all of the Obligations shall have been fully satisfied, or upon the successful completion of the IPO, as such term is defined in the Stock Purchase Agreement, the Pledgees agree that each thereof shall forthwith release the Pledgor from its Obligations hereunder and the Pledgees, at the request and expense of the Pledgor, will promptly execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and the Irrevocable Proxies shall terminate forthwith and be delivered to the Pledgor forthwith together with the other items furnished to the Pledgees pursuant to Section 3 hereof.

          13. Changes in Writing; Successors and Assigns. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Pledgees. This Pledge Agreement and all obligations of the Pledgor hereunder shall be binding upon the successors and assigns of the Pledgor and shall, together with the rights and remedies of the Pledgees hereunder, inure to the benefit of the Pledgees, their respective successors and assigns.

          14. Notices. Every notice or demand under this Agreement shall be in writing (including prepaid overnight courier, facsimile transmission or similar writing). Every notice or demand shall be sent as follows:

To Pledgor:

          Ultrapetrol (Bahamas) Limited
          East Bay St.
          Nassau, Bahamas
          P.O. Box SS-19084
          (242) 394-8410
          Attn: Assistant Secretary
          Facsimile: (242) 394-8430

To either Pledgee:

          c/o Ravenscroft Shipping (Bahamas) S.A.
          3251 Ponce de Leon Boulevard
          Coral Cables, FL 33134
          Attention: Leonard J. Hoskinson
          Facsimile: 305-507-2000

Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the telecopy number specified in this Section and telephonic confirmation of receipt thereof is obtained or (ii) if given by mail, prepaid overnight courier or any other means, when received at the address specified in this Section or when delivery at such address is refused.

          15. Governing Law. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of law thereof.

          16. Submission to Jurisdiction. The Pledgor hereby irrevocably submits to the jurisdiction of the courts of the State of New York and of the United States District Court for the Southern District of New York in any action or proceeding brought against it by either Pledgee under this Pledge Agreement or under any document delivered hereunder and hereby irrevocably agrees that valid service of summons or other legal process on it may be effected by serving a copy of the summons and other legal process in any such action or proceeding on the Pledgor by mailing or delivering the same by hand to the Pledgor at the address indicated for notices in Section 19. The service, as herein provided, of such summons or other legal process in any such action or proceeding shall be deemed personal service and accepted by the Pledgor as such, and shall be legal and binding upon the Pledgor for all the purposes of any such action or proceeding. Final judgment against the Pledgor in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment. The Pledgor will advise each Pledgee promptly of any change of address for the purpose of service of process. Notwithstanding anything herein to the contrary, either Pledgee may bring any legal action or proceeding in any other appropriate jurisdiction.

          17. WAIVER OF JURY TRIAL. THE PLEDGOR AND EACH PLEDGEE HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO OR ANY BENEFICIARY HEREOF ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS PLEDGE AGREEMENT.

          18. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Pledgees in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity and unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          19. Counterparts. This Pledge Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

          20. Headings. In this Pledge Agreement, Section headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Pledge Agreement.

          IN WITNESS whereof, the parties hereto have caused this Pledge Agreement to be duly executed the day and year first above written.


                                    ULTRAPETROL (BAHAMAS) LIMITED

                                    By:
                                        --------------------------------
                                        Name:
                                        Title:


                                    CROSSTRADE MARITIME INC.

                                    By:
                                        --------------------------------
                                        Name:
                                        Title:


                                    CROSSTREES MARITIME INC.

                                    By:
                                        --------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT A
                                                                       ---------

                                IRREVOCABLE PROXY

          The undersigned, the registered and beneficial owner of the below described shares of capital stock of Ravenscroft Shipping (Bahamas) S.A., a company incorporated under the laws of the Bahamas (the "Company"), hereby makes, constitutes and appoints [Crosstrade Maritime Inc.]/[Crosstrees Maritime Inc.], (the "Pledgee") with full power to appoint a nominee or nominees to act hereunder from time to time, the true and lawful attorney and proxy of the undersigned to vote the 250 shares of the issued and outstanding shares of capital stock in the Company represented by Certificate No. __at all annual and special meetings of members of the Company or take any action by written consent with the same force and effect as the undersigned might or could do, hereby ratifying and confirming all that the said attorney or its nominee or nominees shall do or cause to be done by virtue hereof.

          The said stock has been pledged (the "Pledge") to the Pledgee pursuant to a Pledge Agreement dated of the date hereof between the undersigned and the Pledgee.

          This power and proxy is coupled with an interest and is irrevocable and shall remain irrevocable so long as the Pledge is outstanding and is in full force and effect.

          IN WITNESS whereof, the undersigned has caused this instrument to be duly executed this [ ] day of March , 2006.


                                    ULTRAPETROL (BAHAMAS) LIMITED


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:

SK 02351 0009 653176 v3